UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2024

Paramount Global

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	PARAA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	PARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement

Overview

On July 7, 2024, Paramount Global, a Delaware corporation (“Paramount” or the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”) with Skydance Media, LLC, a California limited liability company (“Skydance”), New Pluto Global, Inc., a Delaware corporation and a wholly owned, direct subsidiary of the Company (“New Paramount”), Pluto Merger Sub, Inc., a Delaware corporation and a wholly owned, direct subsidiary of New Paramount (“Paramount Merger Sub”), Pluto Merger Sub II, Inc., a Delaware corporation and a wholly owned, direct subsidiary of New Paramount (“Paramount Merger Sub II”), Sparrow Merger Sub, LLC, a California limited liability company and a wholly owned, direct subsidiary of New Paramount (“Skydance Merger Sub” and, together with Paramount Merger Sub and Paramount Merger Sub II, the “Merger Subs”) and the Upstream Blocker Holders signatory thereto (solely with respect to certain sections of the Transaction Agreement as specified therein). The Transaction Agreement and the transactions contemplated thereby (the “Transactions”) were approved by the unanimous vote of those members of the board of directors of the Company (the “Company Board”) present (each of whom is unaffiliated with National Amusements, Inc., a Maryland corporation and the controlling stockholder of the Company (“NAI”)), acting upon the unanimous recommendation of the special committee of the Company Board (the “Company Special Committee”)—a committee comprised solely of independent directors established by the Company Board to review, evaluate and negotiate strategic alternatives.

Subject to the terms of the Transaction Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), on the day immediately prior to the Closing Date, Paramount Merger Sub will merge with and into the Company (the “Pre-Closing Paramount Merger”), with the Company surviving the Pre-Closing Paramount Merger (the “Surviving Company Entity”) and becoming a wholly owned, direct subsidiary of New Paramount. On the day following the Pre-Closing Paramount Merger, and subject to the conditions set forth in the Transaction Agreement and in accordance with the DGCL, Paramount Merger Sub II will merge with and into New Paramount (the “New Paramount Merger”), with New Paramount surviving the New Paramount Merger (the “Surviving New Paramount Entity”). Following the New Paramount Merger (but on the Closing Date), each Upstream Blocker Holder will transfer 100% of the issued and outstanding equity interests in certain blocker entities to New Paramount in exchange for New Paramount Class B Common Stock (the “Blocker Contribution and Exchange”; each such Upstream Blocker Holder, a “Blocker Holder”; the Upstream Blocker with respect to any Blocker Holder, a “Blocker”; and the Upstream Blocker Securities with respect to such Blocker and Blocker Holder, the “Blocker Securities”). Following the Blocker Contribution and Exchange (but on the Closing Date), in accordance with the California Revised Uniform Limited Liability Company Act (the “CLLCA”), Skydance Merger Sub will merge with and into Skydance (the “Skydance Merger” and, together with the Pre-Closing Paramount Merger and the New Paramount Merger, the “Mergers”), with Skydance surviving the Skydance Merger (the “Surviving Skydance Entity” and, together with the Surviving Company Entity and the Surviving New Paramount Entity, the “Surviving Entities”) and becoming, directly or indirectly, a wholly owned subsidiary of New Paramount. Immediately following the consummation of the Blocker Contribution and Exchange and the Skydance Merger, (a) New Paramount will hold 100% of the Blocker Securities and (b) New Paramount and the Blockers will collectively hold 100% of the membership interests of the Surviving Skydance Entity. The date of the closing of the New Paramount Merger, the Blocker Contribution and Exchange and the Skydance Merger is referred to as the “Closing Date”.

Subject to the terms of the Transaction Agreement, at the effective time of the Pre-Closing Paramount Merger (the “Pre-Closing Paramount Merger Effective Time”), by virtue of the Pre-Closing Paramount Merger and without any action on the part of the Company, New Paramount, Paramount Merger Sub or the holders of any shares of Company Class A common stock, par value $0.001 per share (“Company Class A Common Stock” and each, a “Company Class A Share”) or shares of Company Class B common stock, par value $0.001 per share (“Company Class B Common Stock” (together with Company Class A Common Stock, the “Company Common Stock”) and each, a “Company Class B Share” (together with the Company Class A Shares, the “Company Shares”)):

•

other than any Pre-Closing Paramount Merger Cancelled Shares (as defined below), each Company Class A Share issued and outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time will be converted automatically into the right to receive one (1) share of Class A common stock, par value $0.001 per share, of New Paramount (each such share, a “New Paramount Class A Share” and, collectively, “New Paramount Class A Common Stock”);

•

other than any Pre-Closing Paramount Merger Cancelled Shares, each Company Class B Share issued and outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time will be converted automatically into the right to receive one (1) share of Class B common stock, par value $0.001 per share, of New Paramount (such shares, collectively, the “New Paramount Class B Common Stock”, and each, a “New Paramount Class B Share” and, collectively with the New Paramount Class A Shares, the “New Paramount Shares”);

•

each Company Share that is owned by the Company as treasury stock and each New Paramount Share that is held directly by the Company immediately prior to the Pre-Closing Paramount Merger Effective Time will be cancelled and will cease to exist for no consideration (collectively, the “Pre-Closing Paramount Merger Cancelled Shares”); and

•	each share of capital stock of Paramount Merger Sub outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time will be canceled and cease to exist for no consideration.

At the effective time of the New Paramount Merger (the “New Paramount Merger Effective Time”), by virtue of the New Paramount Merger and without any action on the part of the Company, New Paramount, Paramount Merger Sub II or the holders of any shares of New Paramount Class A Common Stock or shares of New Paramount Class B Common Stock:

•

each New Paramount Share that is held directly or indirectly by Skydance or any wholly owned subsidiary of Skydance (collectively, the “New Paramount Merger Cancelled Shares” and, together with the Pre-Closing Paramount Merger Cancelled Shares, the “Cancelled Shares”) will be cancelled and cease to exist for no consideration;

•

each New Paramount Class A Share that is issued and outstanding immediately prior to the New Paramount Merger Effective Time and held by a Specified Stockholder (as defined in the Transaction Agreement) will remain issued and outstanding as a New Paramount Class A Share (the “Specified Stockholder Class A Merger Consideration”);

•

each New Paramount Class A Share (i) that is issued and outstanding immediately prior to the New Paramount Merger Effective Time, is not held by a Specified Stockholder and is not a Cancelled Share and (ii) with respect to which a cash election has been properly made and not revoked by the holder thereof prior to the New Paramount Merger Effective Time in accordance with the requirements set forth in the Transaction Agreement, will be automatically converted into the right to receive $23.00 per share in cash, without interest (the “Class A Cash Consideration”);

•

each New Paramount Class A Share (i) that is issued and outstanding immediately prior to the New Paramount Merger Effective Time, is not held by a Specified Stockholder and is not a Cancelled Share and (ii) with respect to which (A) a stock election has been properly made and not revoked by the holder thereof prior to the New Paramount Merger Effective Time in accordance with the requirements set forth in the Transaction Agreement or (B) neither a cash or stock election has been made by the holder thereof, will be automatically converted into the right to receive 1.5333 shares of New Paramount Class B Common Stock (the “Class A Stock Consideration” and, together with the Specified Stockholder Class A Merger Consideration and the Class A Cash Consideration, the “New Paramount Class A Merger Consideration”);

•

each New Paramount Class B Share that is issued and outstanding immediately prior to the New Paramount Merger Effective Time and held by a Specified Stockholder or an Equity Investor (as defined herein) will remain issued and outstanding as a New Paramount Class B Share (the “Specified Stockholder Class B Merger Consideration”);

•

each New Paramount Class B Share (i) that is issued and outstanding immediately prior to the New Paramount Merger Effective Time, is not held by a Specified Stockholder or an Equity Investor and is not a Cancelled Share and (ii) with respect to which a cash election has been properly made and not revoked by the holder thereof prior to the New Paramount Merger Effective Time in accordance with the requirements set forth in the Transaction Agreement, will, subject to proration in accordance with the Transaction Agreement as described below, be automatically converted into the right to receive $15.00 in cash, without interest (the “Class B Cash Consideration”);

•

each New Paramount Class B Share (i) that is issued and outstanding immediately prior to the New Paramount Merger Effective Time, is not held by a Specified Stockholder or an Equity Investor and is not a Cancelled Share and (ii) with respect to which (A) a stock election has been properly made and not revoked by the holder thereof prior to the New Paramount Merger Effective Time in accordance with the requirements set forth in the Transaction Agreement or (B) neither a cash or stock election has been made by the holder thereof, will remain issued and outstanding as one (1) New Paramount Class B Share (the “Class B Stock Consideration” and, together with the Specified Stockholder Class B Merger Consideration and the Class B Cash Consideration, the “New Paramount Class B Merger Consideration” and, collectively with the New Paramount Class A Merger Consideration, the “New Paramount Merger Consideration”);

•

all New Paramount Shares that have been converted into the right to receive the New Paramount Merger Consideration (other than those New Paramount Shares that will remain issued and outstanding in connection with the New Paramount Merger as described above) will cease to exist and no longer be outstanding;

•

each holder of a certificate (a “Certificate”) formerly representing any Paramount Shares converted into New Paramount Shares pursuant to the Pre-Closing Paramount Merger and thereafter converted into the right to receive the applicable New Paramount Merger Consideration pursuant to the New Paramount Merger, and each book-entry account formerly representing any uncertificated Paramount Shares converted into New Paramount Shares pursuant to the Pre-Closing Paramount Merger and thereafter converted into the right to receive the applicable New Paramount Merger Consideration pursuant to the New Paramount Merger (“Book-Entry Shares”) will cease to exist and have any rights with respect thereto, except the right to receive the New Paramount Merger Consideration, the Fractional Share Cash Amount (if any) and any unpaid dividends or other distributions in accordance with the Transaction Agreement; and

•	each share of capital stock of Paramount Merger Sub II outstanding immediately prior to the New Paramount Merger Effective Time will be cancelled and cease to exist for no consideration.

The stockholder election for holders of New Paramount Class B Shares will be subject to a proration mechanism, such that the total number of New Paramount Class B Shares to be converted at the New Paramount Merger Effective Time into the right to receive the Class B Cash Consideration will be limited to the amount equal to (x) $4,288,338,180 (the “Class B Cash Cap”) divided by (y) the Class B Cash Consideration (the “Maximum Class B Cash Share Number”). If the Maximum Class B Cash Share Number is met, all other New Paramount Class B Shares (other than Cancelled Shares) will remain issued and outstanding as New Paramount Class B Shares, and the Class B Cash Consideration will be allocated pro rata across all New Paramount Class B Shares electing to receive the Class B Cash Consideration.

Subject to the terms of the Transaction Agreement, at the effective time of the Skydance Merger (the “Skydance Merger Effective Time”), by virtue of the Skydance Merger and without any action on the part of New Paramount, Skydance, Skydance Merger Sub or the holders of any Skydance Membership Units (as defined below), each “Class A Membership Unit”, “Class B Membership Unit” (including any Class B Membership Units designated as “Profits Interest Units”), “Class C Membership Unit”, “Class D Membership Unit” or any other “Profits Interest Unit” of Skydance, as applicable (each as defined in the limited liability company agreement of Skydance (the “Skydance LLC Agreement”)) (the “Skydance Membership Units” and each, a “Skydance Membership Unit”) that is issued and outstanding immediately prior to the Skydance Merger Effective Time (other than any Skydance Membership Unit that is held, directly or indirectly, by New Paramount or Skydance) will be converted automatically into the right to receive the applicable portion of the aggregate number of New Paramount Class B Shares designated as “Skydance Merger Consideration” in the Transaction Agreement. The aggregate number of shares of New Paramount Class B Common Stock that each member of Skydance (a “Skydance Member”) will be entitled to receive will be determined in accordance with the Skydance LLC Agreement and as set forth in the allocation statement to be delivered by Skydance to the Company and New Paramount prior to the Closing Date. Each Skydance Membership Unit that is held, directly or indirectly, by New Paramount or Skydance immediately prior to the Skydance Merger Effective Time will remain as outstanding limited liability company interests in the Surviving Skydance Entity. All of the limited liability company interests of Skydance Merger Sub outstanding immediately prior to the Skydance Effective Time will be converted into an equivalent number of limited liability company interests of the Surviving Skydance Entity with the same rights, powers and privileges as the limited liability company interests so converted. In addition, at the Skydance Merger Effective Time, each award of “Phantom Units” (as defined in the Skydance 2019 Phantom Unit Plan, as amended from time to time) and each award of phantom units issued under the phantom unit plan to be adopted by Skydance Sports, LLC, in each case, that is outstanding immediately prior to the Skydance Merger Effective Time will be canceled and terminated and converted into the right to receive the applicable portion of the Skydance Merger Consideration as set forth in the allocation statement described above, less applicable withholding taxes.

Treatment of Company Equity Awards

In connection with the Mergers, as of the Pre-Closing Paramount Merger Effective Time (i) each stock option to purchase Company Class B Shares (a “Company Option”) that is outstanding and unexercised immediately prior to the Pre-Closing Paramount Merger Effective Time will be assumed by New Paramount and converted into a stock option to purchase an equivalent number of New Paramount Class B Shares, with an exercise price per New Paramount Class B Share equal to the exercise price per share of such Company Option immediately prior to the Pre-Closing Paramount Merger Effective Time, and such converted option will have the same terms (including vesting requirements and any applicable terms relating to accelerated vesting upon qualifying terminations of employment) as those of the corresponding Company Option immediately prior to the Pre-Closing Paramount Merger Effective Time, (ii) each award of restricted stock units relating to Company Class B Common Stock (a “Company RSU Award”) that is outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time will be assumed by New Paramount and converted into an award of restricted stock units covering an equivalent number of New Paramount Class B Shares, with such converted award of restricted stock units having the same terms (including vesting requirements and any applicable terms relating to accelerated vesting upon qualifying terminations of employment) as those of the corresponding Company RSU Award immediately prior to the Pre-Closing Paramount Merger Effective Time, (iii) each award of performance-based restricted stock units relating to Company Class B Common Stock (a “Company PSU Award”) that is outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time will be assumed by New Paramount and converted into an award of restricted stock units covering an equivalent number of New Paramount Class

B Shares (with performance-based vesting conditions for performance periods not completed prior to the Pre-Closing Paramount Merger Effective Time deemed satisfied at target level), with such converted award of restricted stock units having the same terms (including vesting requirements and any applicable terms relating to accelerated vesting upon qualifying terminations of employment, except that such converted award of restricted stock units will no longer be subject to performance-based vesting conditions) as those of the corresponding Company PSU Award immediately prior to the Pre-Closing Paramount Merger Effective Time, and (iv) each notional investment unit relating to Company Class B Common Stock subject to a Company deferred compensation plan (a “Company Notional Unit”) that is outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time will be converted into a notional unit relating to an equivalent number of New Paramount Class B Shares, with such converted notional unit having the same terms (including timing and form of payment) as those of the corresponding Company Notional Unit immediately prior to the Pre-Closing Paramount Merger Effective Time.

Delivery of Stockholder Written Consent

Following their receipt of the final form of the Transaction Agreement and approval of the Transactions and the Transaction Agreement by the Company Board, but prior to the execution of the Transaction Agreement, National Amusements, Inc., NAI Entertainment Holdings LLC and SPV-NAIEH LLC (the “Specified NAI Entities”), which collectively held approximately 77% of the voting power of the outstanding Company Class A Common Stock as of the record date for determining stockholders entitled to act in favor of adopting the Transaction Agreement, executed and delivered to the Company a written consent (the “Written Consent”) approving and adopting the Transaction Agreement and, to the extent the consent of the Company’s stockholders is required therefor, the Transactions, including the Mergers (the “Company Stockholder Approval”), which Written Consent became effective immediately following the execution of the Transaction Agreement by all of the parties thereto. As a result of the execution and delivery of the Written Consent and the effectiveness thereof, the holders of at least a majority of the outstanding shares of Company Common Stock with the right to vote thereon have adopted and approved the Transaction Agreement. The delivery of the Written Consent constituted the necessary approval of the Company’s stockholders for the Transactions.

Closing Conditions

Completion of the Mergers is subject to certain closing conditions, including (i) (a) New Paramount’s registration statement on Form S-4 pursuant to which shares of New Paramount Class B Common Stock issuable in connection with the Transactions will be registered with the U.S. Securities and Exchange Commission (the “SEC”) (the “Registration Statement”) having become effective in accordance with the provisions of the Securities Act of 1933 (the “Securities Act”), (b) no stop order suspending the effectiveness of the Registration Statement having been issued and remaining in effect, and (c) no Legal Proceedings (as defined in the Transaction Agreement) having been commenced or threatened in writing by the SEC, unless subsequently withdrawn, (ii) (a) no injunction or similar order by any governmental authority having jurisdiction over any party or any of its subsidiaries (whether temporary, preliminary or permanent) having been issued that prohibits the consummation of the Mergers or that would impose a material adverse effect on New Paramount and its subsidiaries, taken as a whole after giving effect to the Mergers, shall continue to be in effect; and (b) no law having been enacted, entered, promulgated, enforced, or deemed applicable by any governmental authority having jurisdiction over any party or any of its subsidiaries that has the effect of making the Mergers illegal or otherwise prohibiting consummation of the Mergers or imposing a material adverse effect on New Paramount and its subsidiaries, taken as a whole after giving effect to the Mergers, (iii) (a) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (b) the clearance and obtainment of the applicable approvals under certain specified antitrust laws, foreign direct investment laws, and communications laws (together with (a), the “Requisite Regulatory Approvals”), (iv) all Requisite

Regulatory Approvals will be in full force and effect and will not, individually or in the aggregate, impose, or require the acceptance of, a material adverse effect on New Paramount and its subsidiaries, taken as a whole after giving effect to the Mergers, (v) shares of New Paramount Class B Common Stock issuable pursuant to the New Paramount Merger and the Skydance Merger having been registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and authorized for listing on the Nasdaq Stock Market LLC or any successor thereto (“Nasdaq”), subject to official notice of issuance, (vi) the information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C under the Exchange Act concerning the Written Consent and the Transactions and a prospectus to be sent to the stockholders of the Company (the “Information Statement”) having been mailed to Company stockholders and at least 20 calendar days having elapsed from the date of completion of such mailing for purposes of Rule 14e-2 of the Exchange Act, (vii) the NAI Transaction (as defined below) and the PIPE Transaction (as defined below) each having been consummated, (viii) the accuracy of the other party’s representations and warranties, subject to certain customary materiality standards set forth in the Transaction Agreement and the delivery by each of Skydance and Paramount to the other party of a certificate certifying the same, (ix) compliance by each party, in all material respects, with its applicable obligations under the Transaction Agreement, (x) no Skydance Material Adverse Effect (as defined in the Transaction Agreement) or Paramount Material Adverse Effect (as defined in the Transaction Agreement) having occurred since the date of the Transaction Agreement and being continuing as of the Skydance Merger Effective Time, (xi) receipt by the Company of a tax opinion from its tax counsel and (xii) the delivery by each of Skydance and Paramount to the other party of duly executed counterparts to each of the ancillary agreements to which it is a party. The completion of the Mergers is not subject to any financing condition.

Go-Shop

Subject to extension with respect to Excluded Parties (as defined in the Transaction Agreement), until 11:59 p.m., New York City Time, on August 21, 2024 (the “No-Shop Period Start Date”), the Company Special Committee and its representatives (or the Company and its subsidiaries and their respective representatives, acting at the direction of the Company Special Committee) have the right to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or encourage, facilitate or assist, any alternative acquisition proposal and any proposal, inquiry or offer that could be reasonably expected to lead to, result in or constitute an alternative acquisition proposal, (ii) subject to the entry into, and solely in accordance with, an Acceptable Confidentiality Agreement (as defined in the Transaction Agreement), provide information (including non-public information and data) relating to the Company or any of its subsidiaries and afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or its subsidiaries to any person and its representatives, in any such case with the intent to induce the making, submission or announcement of an alternative acquisition proposal (or inquiries, proposals, or offers or other efforts that could lead to any alternative acquisition proposals) and (iii) engage in, enter into, continue or otherwise participate in, any discussions or negotiations with any persons and their respective representatives with respect to any alternative acquisition proposals (or inquiries, proposals or offers or other efforts that could lead to any alternative acquisition proposals), and cooperate with or assist or participate in or facilitate any such inquiries, proposals, offers, discussions or negotiations or any effort or attempt to make any alternative acquisition proposals.

If the Company is engaged in the aforementioned activities with any third parties that contacted the Company and made an alternative acquisition proposal during the go-shop period that the Company Special Committee has determined in good faith is or would reasonably be expected to lead to a Superior Proposal (as defined in the Transaction Agreement), then the Company may, prior to the No-Shop Period Start Date, extend the go-shop period and the No-Shop Period Start Date until September 5, 2024, in order to continue to engage in such activities with such third parties upon written notice to Skydance in accordance with the terms of the Transaction Agreement.

No Solicitation

The Transaction Agreement provides that, commencing on the No-Shop Period Start Date (as may be extended in accordance with the Transaction Agreement), each of Paramount and Skydance will be subject to certain restrictions on their ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties, to engage in discussions with third parties regarding alternative acquisition proposals and to enter into any agreement constituting an Acquisition Proposal (as defined in the Transaction Agreement).

Termination

The Transaction Agreement contains termination rights for the Company and Skydance, including among others:

•

by either the Company (acting with the prior approval of the Company Special Committee) or Skydance (i) if any of the Subscription Agreements (as defined below) or the NAI Stock Purchase Agreement (as defined below) is terminated in accordance with their respective terms; (ii) if the consummation of the Transactions does not occur before April 7, 2025, subject to two automatic extensions of ninety (90) days each if on such date all of the closing conditions except those relating to regulatory approvals have been satisfied or waived; (iii) if a governmental authority having jurisdiction over Skydance or Paramount has issued any law permanently restraining, enjoining or otherwise prohibiting the Mergers and such law becomes final and non-appealable; or (iv) if the other party breaches its representations, warranties or covenants in the Transaction Agreement in a manner that would result in a failure of an applicable closing condition, subject in certain cases to the right of the breaching party to cure the breach; or

•

by the Company (acting with the prior approval of the Company Special Committee), prior to the No-Shop Period Start Date, to enter into a definitive agreement with respect to a Superior Proposal, subject to complying with certain requirements including the payment to Skydance of the Termination Fee (as defined below).

In the event of a termination of the Transaction Agreement under certain specified circumstances, including in connection with the Company’s entry into a Superior Proposal, the Company will be required to pay Skydance a termination fee in the amount of $400,000,000 (the “Termination Fee”).

Other Terms of the Transaction Agreement

The parties have made customary representations, warranties and covenants in the Transaction Agreement, including relating to (i) the conduct of each of the Company’s and Skydance’s respective businesses between the date of the signing of the Transaction Agreement and the consummation of the Transactions, (ii) the efforts of the parties to cause the Transactions to be completed and (iii) the preparation and filing of the Registration Statement with the SEC in connection with the Transactions.

The foregoing summary of the Transaction Agreement and the Transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transaction Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Transaction Agreement has been attached as an exhibit hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, New Paramount, Skydance, any Merger Sub, the Upstream Blocker Holders, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Transactions. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of the Transaction Agreement as of the specific dates therein, were solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time and investors should not rely on them as statements of fact. The Transaction Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Transaction Agreement and the transactions contemplated thereby, the Company, Skydance, each Merger Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Registration Statement that the Company will file, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that the Company will make, with the SEC.

Voting Agreement

Concurrently with the execution of the Transaction Agreement, the Company and Skydance entered into a voting agreement (the “Voting Agreement”) with the Specified Stockholders, pursuant to which the Specified Stockholders have agreed to vote (or cause to be voted) all of the shares of Company Common Stock held by them in favor of certain matters set forth in the Voting Agreement.

The foregoing summary of the Voting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Voting Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Subscription Agreements

Concurrently with the execution of the Transaction Agreement, certain affiliates of investors of Skydance (collectively, the “Equity Investors”) entered into subscription agreements (collectively, the “Subscription Agreements”) providing for a private placement investment in an aggregate amount of up to $6.0 billion (the “PIPE Investment”) in exchange for receiving (i) up to an aggregate amount of 400,000,000 shares of New Paramount Class B Common Stock, subject to ratable reduction in accordance with the terms of the Subscription Agreements, for a purchase price of $15.00 per share, less an aggregate subscription discount price of 1.875% of the Equity Investor’s Pro Rata Share of the Balance Sheet Amount (each as defined in the Subscription Agreement) and (ii) an aggregate number of 200,000,000 warrants to subscribe for one share of New Paramount Class B Common Stock at an initial exercise price of $30.50 per share, subject to customary anti-dilution adjustments, and with an expiration date that is five years from the date of issuance of such warrant, in each case, pursuant to the terms of the Subscription Agreements, to be consummated immediately prior to the consummation of the New Paramount Merger. The closing of the transactions contemplated by the Subscription Agreements are conditioned upon, among other things, the substantially concurrent consummation of the Mergers. Subject to the terms of the Transaction Agreement, New Paramount will grant certain customary registration rights to the Equity Investors in connection with the closing of the Mergers.

The foregoing summary of the Subscription Agreements and the PIPE Investment contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the form of Subscription Agreement attached hereto as Exhibit 2.2 and incorporated herein by reference.

Equity Commitment Letters and Limited Guarantees

Concurrently with the execution of the Subscription Agreements, pursuant to equity commitment letters, certain affiliates of investors of Skydance, including certain entities controlled by the Ellisons and affiliates of RedBird Capital Partners, have agreed to provide equity financing commitments in an aggregate amount of their pro rata share of the PIPE Investment to fund certain of the Transactions and to support strategic initiatives. In addition, pursuant to limited guarantees in favor of the Company, affiliates of certain of the Equity Investors, including certain entities controlled by the Ellisons and affiliates of RedBird Capital Partners, have agreed to guarantee monetary damages that may be owed under the applicable Subscription Agreement pursuant to and in accordance with the terms and conditions of such Subscription Agreement.

NAI Transaction

In connection with the execution of the Transaction Agreement, certain of the Equity Investors have entered into a purchase and sale agreement with NAI and the shareholders of NAI, pursuant to which such Equity Investors have agreed to purchase all of the outstanding equity interests of NAI from such shareholders (the “NAI Transaction”). The closing of the NAI Transaction is conditioned upon, among other things, the concurrent consummation of the Mergers.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit

2.1*	Transaction Agreement, dated as of July 7, 2024, by and among Skydance Media, LLC, Paramount Global, New Pluto Global, Inc., Pluto Merger Sub, Inc., Pluto Merger Sub II, Inc., Sparrow Merger Sub, LLC and the Upstream Blocker Holders signatory thereto.

2.2	Form of Subscription Agreement, dated as of July 7, 2024, by and among Paramount Global, New Pluto Global, Inc. and the Subscriber signatory thereto.

10.1*	Voting Agreement, dated as of July 7, 2024, by and among the parties listed therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules (or similar attachments) upon request by the SEC.

Important Information About the Transactions and Where To Find It

In connection with the proposed transactions involving Paramount, Skydance and NAI (the “Transactions”), Paramount will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include an information statement on Schedule 14C and that will also constitute a prospectus of Paramount. Paramount may also file other documents with the SEC regarding the Transactions.

This document is not a substitute for the information statement/prospectus or registration statement or any other document that Paramount may file with the SEC. INVESTORS AND SECURITY HOLDERS OF PARAMOUNT ARE URGED TO READ THE REGISTRATION STATEMENT, WHICH WILL INCLUDE THE INFORMATION STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement on Form S-4 (when available), which will include the information statement/prospectus, and other documents filed with the SEC by Paramount through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of Paramount (+1-646-824-5450; jaime.morris@paramount.com).

Cautionary Notes on Forward-Looking Statements

This communication contains both historical and forward-looking statements, including statements related to our future results, performance and achievements. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect our current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

Important risk factors that may cause such a difference include, but are not limited to: (i) that the Transactions may not be completed on anticipated terms and timing (or at all), (ii) that a condition to closing of the Transactions may not be satisfied, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), (iii) that the anticipated tax treatment of the Transactions may not be obtained, (iv) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the Transactions, (v) potential litigation relating to the Transactions that could be instituted against Paramount or its directors, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (vii) any negative effects of the announcement, pendency or consummation of the Transactions on the market price of Paramount’s common stock and on Paramount’s or Skydance’s operating results, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Transactions, (ix) the risks and costs associated with the integration of, and the ability of Paramount and Skydance to integrate, the businesses successfully and to achieve anticipated synergies, (x) the risk that disruptions from the Transactions will harm Paramount’s business, including current plans and operations or by diverting management’s attention Paramount’s ongoing business operations, (xi) the ability of Paramount to retain and hire key personnel and uncertainties arising from leadership changes, (xii) legislative, regulatory and economic developments, (xiii) the other risks described in Paramount’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, and (xiv) management’s response to any of the aforementioned factors. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known.

These risks, as well as other risks associated with the Transactions, will be more fully discussed in the information statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Paramount’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements included in this communication are made only as of the date of this communication, and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by applicable law.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GLOBAL

By:	/s/ Caryn K. Groce
	Name:	Caryn K. Groce
	Title:	Executive Vice President, Acting General Counsel and Secretary

Date: July 11, 2024